                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 29, 2002
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                   000-25169                    82-049021
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(State or other jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
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          (Former name or former address, if changed since last report)

Item 5. Other Events

This is an update to the description of the registrant's pending legal proceeding with Sands Brothers & Co. Ltd. that is set forth in the registrant's Report on Form 10-K for the year ended July 31, 2002.

On October 29, 2002, the Appellate Division issued a decision and order unanimously modifying the lower court's order by remanding the issue of damages to a new panel of arbitrators and otherwise affirming the lower court's order. The Appellate Division's decision and order limits the issue of damages before the new panel of arbitrators to reliance damages which is not to include an award of lost profits. Reliance damages are out-of-pocket damages incurred by Sands. The Appellate Division stated that the lower court properly determined that the arbitration award, which had granted Sands warrants for 1,530,020 shares of the registrant's stock, was "totally irrational."

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GENEREX BIOTECHNOLOGY CORPORATION



Dated: November 13, 2002           By: /s/ Rose C. Perri
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                                       Rose C. Perri
                                       Chief Operating Officer
                                       (principal financial officer)